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                                                                EXHIBIT 23.4

                           CONSENT OF FUTURE DIRECTOR

        I consent to the references to myself as a future director of Continental Natural Gas, Inc. (the "Company") contained in the Registration Statement (Form S-1 No. 333- _______) and related Prospectus of the Company for the registration of 2,100,000 shares of its Common Stock.

                                        /s/ WILLIAM W. PRITCHARD
                                        -------------------------------
                                        William W. Pritchard

Tulsa, Oklahoma
April 9, 1997